Exhibit 99.5

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On October 1, 2015, the public utility businesses of Entergy Louisiana and Entergy Gulf States Louisiana were combined into a single public utility. As part of the steps to effectuate the combination, Entergy Louisiana and Entergy Gulf States Louisiana redeemed or repurchased all of their respective outstanding preferred membership interests.

The unaudited pro forma financial information combines the historical financial statements of Entergy Louisiana and Entergy Gulf States Louisiana to illustrate the effect of the business combination. The combination was accounted for as a transaction between entities under common control. The pro forma combined financial information should be read in conjunction with the Entergy Louisiana and Entergy Gulf States Louisiana historical financial statements and the related notes thereto. The unaudited pro forma combined financial statements presented below have been derived from the Entergy Louisiana and Entergy Gulf States Louisiana audited historical financial statements for the years ended December 31, 2014, 2013, and 2012, and the Entergy Louisiana and Entergy Gulf States Louisiana unaudited historical interim financial statements as of and for the six months ended June 30, 2015. The unaudited historical interim financial statements have been prepared on a basis consistent with the audited financial statements and, in the opinion of management, include all adjustments (including normal recurring accruals) necessary for a fair presentation of such data. The results for the interim periods are not necessarily indicative of results for a full year.

The unaudited pro forma condensed combined income statements have been prepared as if the combination, including the redemption and the repurchase of outstanding preferred membership interests described in Note 1 to the unaudited pro forma financial information, had occurred on January 1, 2012. The unaudited pro forma condensed combined balance sheet has been prepared as if the combination, including the redemption and the repurchase of outstanding preferred membership interests described in Note 1 to the unaudited pro forma financial information, had occurred on June 30, 2015. The unaudited pro forma adjustments reflect items that are directly attributable to the combination, are factually supportable, and, for the condensed combined income statements, are expected to have a continuing effect on the combined Entergy Louisiana utility business.

The unaudited pro forma financial information is for illustrative and informational purposes only and is not intended to represent, or be indicative of, what the combined Entergy Louisiana utility business’s results of operations or financial position would have been had the combination occurred on the dates indicated. The unaudited pro forma financial information also should not be considered representative of the combined Entergy Louisiana utility business’s future financial position or results of operations.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Balance Sheet
June 30, 2015
(In Thousands)

	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)
ASSETS

Cash and cash equivalents	$215,546	$84,586	($110,346)	(1)	$189,786

Other current assets	603,173	510,702	(48,171)	(2)	1,065,704

Investment in affiliate preferred membership interests	1,034,695	355,906	—		1,390,601

Decommissioning trust funds	390,198	644,587	—		1,034,785

Total property, plant, and equipment	10,472,464	8,218,306	—		18,690,770
Less - accumulated depreciation and amortization	4,034,705	4,229,138	—		8,263,843
Property, plant, and equipment - net	6,437,759	3,989,168	—		10,426,927

Regulatory assets	1,280,507	669,072	—		1,949,579

Other assets	245,861	318,073	—		563,934

TOTAL ASSETS	$10,207,739	$6,572,094	($158,517)		$16,621,316

LIABILITIES AND EQUITY

Current liabilities	$487,313	$500,059	($346)	(1)	$938,855
			(48,171)	(2)

Accumulated deferred income taxes and long-term taxes accrued	1,452,258	1,602,502	—		3,054,760

Long-term debt	3,302,958	1,590,986	—		4,893,944

Other non-current liabilities	1,905,047	1,359,743	—		3,264,790

Equity	3,060,163	1,518,804	(110,000)	(1)	4,468,967

TOTAL LIABILITIES AND EQUITY	$10,207,739	$6,572,094	($158,517)		$16,621,316

See notes to the unaudited pro forma financial information.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Income Statement
For the Six Months Ended June 30, 2015
(In Thousands)

	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)

OPERATING REVENUES
Operating Revenues	$1,307,718	$958,356	($122,284)	(2)	$2,143,790

OPERATING EXPENSES
Operation and Maintenance:
Fuel and fuel-related expenses	275,489	121,160	—		396,649
Purchased power	333,580	349,463	(122,284)	(2)	560,759
Nuclear refueling outage expenses	12,751	10,188	—		22,939
Other operation and maintenance	269,625	199,453	—		469,078
Decommissioning	12,798	8,631	—		21,429
Taxes other than income taxes	40,512	43,549	—		84,061
Depreciation and amortization	139,243	78,383	—		217,626
Other regulatory charges (credits) - net	(7,834)	2,239	—		(5,595)
TOTAL	1,076,164	813,066	(122,284)		1,766,946

OPERATING INCOME	231,554	145,290	—		376,844

OTHER INCOME
Allowance for equity funds used during construction	6,382	3,313	—		9,695
Interest and investment income	52,108	22,689	—		74,797
Miscellaneous - net	(2,244)	(2,544)	—		(4,788)
TOTAL	56,246	23,458	—		79,704

INTEREST EXPENSE
Interest expense	86,454	43,830	—		130,284
Allowance for equity funds used during construction	(3,467)	(2,026)	—		(5,493)
TOTAL	82,987	41,804	—		124,791

INCOME BEFORE INCOME TAXES	204,813	126,944	—		331,757

Income taxes	57,531	39,136	—		96,667

NET INCOME	147,282	87,808	—		235,090

Preferred distribution requirements	3,475	412	(3,887)	(1)	—

EARNINGS APPLICABLE TO COMMON EQUITY	$143,807	$87,396	$3,887		$235,090

See notes to the unaudited pro forma financial information.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2014
(In Thousands)

	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)

OPERATING REVENUES
Operating Revenues	$2,825,881	$2,150,926	($236,303)	(2)	$4,740,504

OPERATING EXPENSES
Operation and Maintenance:
Fuel and fuel-related expenses	679,028	350,765	—		1,029,793
Purchased power	895,242	849,165	(236,303)	(2)	1,508,104
Nuclear refueling outage expenses	30,347	21,443	—		51,790
Other operation and maintenance	514,910	392,398	—		907,308
Decommissioning	24,649	16,844	—		41,493
Taxes other than income taxes	75,416	84,178	—		159,594
Depreciation and amortization	252,690	155,383	—		408,073
Other regulatory credits - net	(30,844)	(12,640)	—		(43,484)
TOTAL	2,441,438	1,857,536	(236,303)		4,062,671

OPERATING INCOME	384,443	293,390	—		677,833

OTHER INCOME
Allowance for equity funds used during construction	38,807	7,433	—		46,240
Interest and investment income	94,437	40,448	—		134,885
Miscellaneous - net	8,458	(7,608)	—		850
TOTAL	141,702	40,273	—		181,975

INTEREST EXPENSE
Interest expense	166,750	86,705	—		253,455
Allowance for equity funds used during construction	(20,406)	(4,315)	—		(24,721)
TOTAL	146,344	82,390	—		228,734

INCOME BEFORE INCOME TAXES	379,801	251,273	—		631,074

Income taxes	96,270	88,782	—		185,052

NET INCOME	283,531	162,491	—		446,022

Preferred distribution requirements	6,969	827	(7,796)	(1)	—

EARNINGS APPLICABLE TO COMMON EQUITY	$276,562	$161,664	$7,796		$446,022

See notes to the unaudited pro forma financial information.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2013
(In Thousands)

	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)

OPERATING REVENUES
Operating Revenues	$2,626,935	$1,941,133	($168,557)	(2)	$4,399,511

OPERATING EXPENSES
Operation and Maintenance:
Fuel and fuel-related expenses	570,956	286,625	—		857,581
Purchased power	850,998	731,611	(168,557)	(2)	1,414,052
Nuclear refueling outage expenses	34,566	20,345	—		54,911
Other operation and maintenance	480,166	398,589	—		878,755
Decommissioning	21,612	15,908	—		37,520
Taxes other than income taxes	74,241	80,307	—		154,548
Depreciation and amortization	242,787	150,929	—		393,716
Other regulatory charges (credits) - net	(3,785)	9,482	—		5,697
TOTAL	2,271,541	1,693,796	(168,557)		3,796,780

OPERATING INCOME	355,394	247,337	—		602,731

OTHER INCOME
Allowance for equity funds used during construction	31,544	8,062	—		39,606
Interest and investment income	91,599	52,953	—		144,552
Miscellaneous - net	(3,990)	(11,567)	—		(15,557)
TOTAL	119,153	49,448	—		168,601

INTEREST EXPENSE
Interest expense	153,529	81,118	—		234,647
Allowance for equity funds used during construction	(13,323)	(2,814)	—		(16,137)
TOTAL	140,206	78,304	—		218,510

INCOME BEFORE INCOME TAXES	334,341	218,481	—		552,822

Income taxes	81,877	56,819	—		138,696

NET INCOME	252,464	161,662	—		414,126

Preferred distribution requirements	6,950	825	(7,775)	(1)	—

EARNINGS APPLICABLE TO COMMON EQUITY	$245,514	$160,837	$7,775		$414,126

See notes to the unaudited pro forma financial information.

The Entergy Louisiana Combined Utility Business
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2012
(In Thousands)

	Entergy Louisiana, LLC	Entergy Gulf States Louisiana, L.L.C.	Combination and Pro Forma Adjustments		The Entergy Louisiana Combined Utility Business Pro Forma (3)

OPERATING REVENUES
Operating Revenues	$2,149,443	$1,654,894	($135,582)	(2)	$3,668,755

OPERATING EXPENSES
Operation and Maintenance:
Fuel and fuel-related expenses	360,964	194,878	—		555,842
Purchased power	728,170	562,247	(135,582)	(2)	1,154,835
Nuclear refueling outage expenses	24,344	17,565	—		41,909
Other operation and maintenance	449,172	361,415	—		810,587
Decommissioning	23,406	15,024	—		38,430
Taxes other than income taxes	69,186	76,295	—		145,481
Depreciation and amortization	218,140	146,673	—		364,813
Other regulatory charges - net	127,050	31,835	—		158,885
TOTAL	2,000,432	1,405,932	(135,582)		3,270,782

OPERATING INCOME	149,011	248,962	—		397,973

OTHER INCOME
Allowance for equity funds used during construction	39,610	8,694	—		48,304
Interest and investment income	84,478	42,773	—		127,251
Miscellaneous - net	(2,584)	(8,928)	—		(11,512)
TOTAL	121,504	42,539	—		164,043

INTEREST EXPENSE
Interest expense	136,967	83,251	—		220,218
Allowance for equity funds used during construction	(18,611)	(3,343)	—		(21,954)
TOTAL	118,356	79,908	—		198,264

INCOME BEFORE INCOME TAXES	152,159	211,593	—		363,752

Income taxes	(128,922)	52,616	—		(76,306)

NET INCOME	281,081	158,977	—		440,058

Preferred distribution requirements	6,950	825	(7,775)	(1)	—

EARNINGS APPLICABLE TO COMMON EQUITY	$274,131	$158,152	$7,775		$440,058

See notes to the unaudited pro forma financial information.

Notes to Unaudited Pro Forma Financial Information

(1) Reflects the redemption or repurchase by Entergy Louisiana and Entergy Gulf States Louisiana of all of their outstanding preferred membership interests along with the payment of accrued distributions.

(2) Reflects the elimination of intercompany balances and power purchases between Entergy Louisiana and Entergy Gulf States Louisiana.

(3) Reflects the total of the “Entergy Louisiana, LLC,” the “Entergy Gulf States Louisiana, L.L.C.,” and the “Combination and Pro Forma Adjustments” columns.